Granite Harbor Alternative Fund

Investor Class: GHAFX

Granite Harbor Tactical Fund

Investor Class: GHTFX

each a series of Northern Lights Fund Trust

Supplement dated February 24, 2016 to the Prospectus and the

Statement of Additional Information (“SAI”) dated October 28, 2015

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Chilton Capital Management LLC (“Chilton”), Coe Capital Management, LLC (“Coe”) and Phineus Partners, LP (“Phineus”) are each no longer managing any portion of the assets of the Granite Harbor Alternative Fund or Granite Harbor Tactical Fund (each a “Fund” and collectively referred to as the “Funds”), and the Funds’ investment adviser does not expect to allocate any of the Funds’ assets to Chilton, Coe & Phineus to manage in the future.

Effective on or about March 25, 2016 Tiburon Capital Management, LLC (“Tiburon”) will no longer managing any portion of the assets of the Fund, and the Funds’ investment adviser does not expect to allocate any of the Funds’ assets to Tiburon to managed in the future. References in the Funds’ Prospectus and Statement of Additional Information to Chilton, Coe, Phineus and Tiburon or their portfolio managers should be disregarded.

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This Supplement, and the Prospectus and Statement of Additional Information both dated October 28, 2015, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-282-1100.